WT MUTUAL FUND
                                 C/O PFPC, INC.
                                  P.O. BOX 8812
                           WILMINGTON, DELAWARE 19899

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

                            WT MONEY MARKET PORTFOLIO
                      WT SHORT/INTERMEDIATE BOND PORTFOLIO
                        WT BROAD MARKET EQUITY PORTFOLIO

                                  June 3, 1999

To Shareholders:

         A Special Meeting of Shareholders (the "Meeting") of WT Money Market Portfolio, WT Short/Intermediate Bond Portfolio, and WT Broad Market Equity Portfolio, each a series of WT Mutual Fund (the "Fund"), will be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 at 10:00 a.m. (local time) on June 28, 1999 for the following purposes:

     1.   To ratify the selection of Ernst & Young LLP as the Fund's independent accountants  for the fiscal  year ending June 30, 1999; and

     2.   To  transact  such other  business as  may properly  come  before  the
                     Meeting, or any adjournment thereof.

     Shareholders of record at the close of business on May 14, 1999 are entitled to vote at the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees


                                    GARY M. GARDNER
                                    Secretary
June 4, 1999
Wilmington, Delaware

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                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND PROMPTLY DATE, SIGN AND RETURN IT IN
  THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE FUND BY MAILING YOUR PROXY PROMPTLY.

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




                                 WT MUTUAL FUND


              PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF

                            WT MONEY MARKET PORTFOLIO
                      WT SHORT/INTERMEDIATE BOND PORTFOLIO
                        WT BROAD MARKET EQUITY PORTFOLIO

                                  June 28, 1999

         The enclosed proxy is solicited by the Board of Trustees of WT Mutual Fund (the "Fund") in connection with a Special Meeting of Shareholders (the "Meeting") of WT Money Market Portfolio, WT Short/Intermediate Bond Portfolio, and WT Broad Market Equity Portfolio (collectively, the "Portfolios") and any adjournment thereof. The Meeting will be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 at 10:00 a.m. (local time) on June 28, 1999. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately June 4, 1999. In the event a quorum is not present in person or by proxy at the Meeting or, if there are insufficient votes to approve a particular proposal, the persons named as proxies will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.

         As of the close of business on May 14, 1999, the record date fixed by the Board of Trustees for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting (the "Record Date"), 321,708,470.63 shares of the WT Money Market Portfolio, 6,544,836.85 shares of the WT Short/Intermediate Bond Portfolio and 6,147,652.25 shares of the WT Broad Market Equity Portfolio were outstanding.

         Shareholders of all three Portfolios will vote together with respect to the ratification of the selection of the Fund's independent accountants (Proposal 1). An affirmative vote of a majority of the aggregate outstanding shares of the Fund, present in person or by proxy and voting, is necessary to ratify the selection of the independent accountants. Each share is entitled to one vote.

         Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the proposals have been approved.

         The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Fund. In addition to solicitations through the mails, the employees of Wilmington Trust Company may solicit proxies by telephone and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.


                             PRINCIPAL SHAREHOLDERS

         The following shareholders beneficially owned more than 5% of a Portfolio's outstanding shares as of the Record Date:



                                       NUMBER OF SHARES            PERCENTAGE
NAME & ADDRESS                        BENEFICIALLY OWNED          OF PORTFOLIO
--------------------------------------------------------          ------------

WT MONEY MARKET PORTFOLIO:

Wasatch Constructors, Joint Venture     59,645,077.21                 18.540
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit-Granite, Joint Venture           19,936,413.01                  6.197
1000 Kiewit Plaza
Omaha, NE  68131

Kiewit Construction Company             30,425,506.66                  9.457
1000 Kiewit Plaza
Omaha, NE  68131

Global Surety & Insurance Company       27,926,282.76                  8.681
1000 Kiewit Plaza
Omaha, NE 68131

Kiewit Coal Properties Inc.             32,080,353.55                  9.972
1000 Kiewit Plaza
Omaha, NE 68131

Gilbert/Black & Veatch Texas LP         33,444,185.20                 10.396
1000 Kiewit Plaza
Omaha, NE 68131


                     TOTAL PERCENTAGE OF PORTFOLIO                     63.24

                                       NUMBER OF SHARES            PERCENTAGE
NAME & ADDRESS                        BENEFICIALLY OWNED          OF PORTFOLIO
--------------------------------------------------------          ------------



WT SHORT/INTERMEDIATE BOND PORTFOLIO:
Northern Trust Company, Trustee          2,205,549.45                 33.699
for Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

Decker Coal Reclamation Fund             2,520,218.35                 38.507
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company at Trustee        469,562.89                  7.175
for Black Butte Coal Company Pension Plan
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company as Trustee        448,459.10                  6.852
for Kiewit Construction Corp.
Retirement Savings Plan
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company as Trustee        465,566.08                  7.113
for Decker Coal Company Pension Plan
1100 N. Market Street
Wilmington, DE 19890

                                    TOTAL PERCENTAGE OF PORTFOLIO      93.35




WT BROAD MARKET EQUITY PORTFOLIO:

Northern Trust Company, Trustee         1,768,899.70                  28.774
for Continental Kiewit Inc.
Pension Plan
P.O. Box 92956
Chicago, IL  60675-2956

                                       NUMBER OF SHARES            PERCENTAGE
NAME & ADDRESS                        BENEFICIALLY OWNED          OF PORTFOLIO
--------------------------------------------------------          ------------
Wilmington Trust Company, Trustee        2,139,902.90                 34.808
for Kiewit Construction Corp.
Retirement Savings Plan
1100 N. Market Street
Wilmington, DE  19890

Decker Coal Reclamation                  1,378,365.09                 22.421
1000 Kiewit Plaza
Omaha, NE  68131

Wilmington Trust Company, Trustee          382,315.54                  6.219
for Decker Coal Company
Pension Plan
1100 N. Market Street
Wilmington, DE  19890

                                    TOTAL PERCENTAGE OF PORTFOLIO      92.23


         As of the Record Date, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

                                 PROPOSAL NO. 1

         RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS

                  At a meeting held on April 8, 1999, the Fund's Board of Trustees selected Ernst & Young LLP as independent accountants of the Fund for the fiscal year ending June 30, 1999. Ernst & Young, located at Suite 4000, 2001 Market Street, Philadelphia, PA 19103, has informed the Fund that neither it, nor any of its members, has any other relationship with the Fund or WT Investment Trust (the "Trust"), and that none of them has any direct or indirect financial interest in the Fund or the Trust. A representative of Ernst & Young will be available by telephone at the Meeting.

                  The services to be performed by the Fund's independent accountants include: (i) examination of the annual financial statements of the Fund; (ii) all services rendered in order to permit the accountants to render a formal opinion on the Fund's financial statements and (iii) provision of assistance and consultation with respect to the Fund's regulatory and tax filings. PricewaterhouseCoopers LLP has served as the Fund's independent accountants since the Fund's inception and most recently audited the Fund's financial statements for the fiscal year ended June 30, 1998.

                   On April 8, 1999, the Audit Committee of the Board of Trustees met in a closed session to consider replacing PricewaterhouseCoopers with Ernst & Young as the Fund's accountants for the fiscal year ending June 30, 1999. There is no dispute or disagreement between the Fund and
PricewaterhouseCoopers, and this action was proposed solely because the Fund's investment adviser, Wilmington Trust Company, desires to employ the same service providers for all three fund groups managed by Wilmington Trust and its affiliates. Ernst & Young currently serves as the independent accountants for the Rodney Square group of funds and the CRM group of funds. Representatives of Wilmington Trust stated that employing the same accounting firm for all three fund groups would lower the funds' costs and facilitate the proposed future consolidations of the fund groups.

                  The Audit Committee members met with a representative of Ernst & Young. He assured the Audit Committee that Ernst & Young would charge the Fund lower fees than the Fund was currently paying for audit services, regardless of whether the proposed fund consolidations occurred. The representative explained that it would be more efficient and less expensive for Ernst & Young to audit all of the Wilmington Trust-affiliated mutual funds' financial statements, and these cost savings would be passed to the Fund through lower accounting fees. The Audit Committee members were informed of Ernst & Young's skill and expertise in investment company accounting and taxation, as reflected in its national practice in this field. The Audit Committee members voted unanimously to recommend to the Board of Trustees that Ernst & Young be selected to replace PricewaterhouseCoopers as the Fund's accountants. Based upon such recommendation, the Fund's Board of Trustees approved the replacement of PricewaterhouseCoopers with Ernst & Young as the Fund's accountants for the fiscal year ending June 30, 1999.

                   PricewaterhouseCoopers' reports on the Fund's financial statements for the past two fiscal years did not contain an adverse opinion, a disclaimer of opinion, qualification or modification as to uncertainty, audit scope or accounting principles. During the past two fiscal years, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure. A representative of PricewaterhouseCoopers is not expected to be present at the Meeting.

                  Also on April 8, 1999, the Board of Trustees of WT Investment Trust I, the master fund in which each Portfolio invests its assets pursuant to the Fund's master/feeder arrangement, selected Ernst & Young as independent accountants for the Trust. The Portfolios, as shareholders of the master series of the Trust, will consider ratification of the selection of Ernst & Young as the Trust's independent accountants. In accordance with 1940 Act requirements applicable to master/feeder fund structures, each Portfolio's voting rights with respect to the master series shares it owns must be passed through to the Portfolio's own shareholders. Consequently, your vote for or against Proposal 1 also will be deemed a vote for or against ratification of the selection of Ernst and Young as the Trust's independent accountants.

                  If Proposal No. 1 is not approved by shareholders, the Board of Trustees and the Audit Committee will meet again to consider other accounting firms, including PricewaterhouseCoopers, as independent accountants for the Fund.

                    THE BOARD OF TRUSTEES RECOMMENDS APPROVAL
              OF PROPOSAL NO. 1 TO RATIFY THE SELECTION OF ERNST &
                YOUNG LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.



                                 PROPOSAL NO. 2

                                 OTHER BUSINESS

                  Management knows of no matters to be brought before the Meeting other than those mentioned in this Proxy Statement. If other matters do come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.

OTHER MATTERS

                  Wilmington Trust Company, with principal offices at 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser of each Portfolio. PFPC Inc. serves as the administrator, accounting services, dividend disbursing and transfer agent for each Portfolio and is located at 400 Bellevue Parkway, Wilmington, DE 19809. The Fund has entered into a distribution agreement with Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428, pursuant to which Provident Distributors is responsible for supervising the sale of each Portfolio's shares.

SHAREHOLDER REPORTS

                  The most recent Annual Report and Semi Annual Report of the Fund and WT Investment Trust I are available at no cost to shareholders upon request by writing to PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 or by calling 1-800-254-3948.

SHAREHOLDER PROPOSALS

                  Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Ordinarily, the Fund does not hold annual shareholder meetings.

                                    By Order of the Board of Trustees


                                    ROBERT J. CHRISTIAN
                                    President

June 4, 1999

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXY TO VOTE THE PROPOSAL AS MARKED. IF NOT MARKED, THE PROXY WILL VOTE "FOR" THE PROPOSAL, AND AS HE/SHE SEES FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                 WT MUTUAL FUND
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JUNE 28, 1999


         The undersigned hereby constitutes and appoints Gary M. Gardner or Mary Jane Maloney, with power of substitution, as proxy to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of WT Mutual Fund to be held at the office of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19089 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxy to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.


         1. To ratify the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999; and

                  FOR   __       AGAINST  __      ABSTAIN    __

         2. To transact such other business as may properly come before the special meeting.


------------------------------------------------------------------------------

         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE


PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.